Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended February 28, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$3,772,164
Unrealized Gain (Loss) on Market Value of Futures	3,029,344
Dividend Income	37,016
Interest Income	814,440
ETF Transaction Fees	1,400
Total Income (Loss)	$7,654,364

Expenses
Management Fees	$285,774
Professional Fees	51,102
Brokerage Commissions	39,789
Non-interested Directors' Fees and Expenses	4,318
Prepaid Insurance Expense	2,541
Total Expenses	$383,524
Net Income (Loss)	$7,270,840

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/19	$463,980,813
Withdrawals (200,000 Shares)	(7,805,512)
Net Income (Loss)	7,270,840

Net Asset Value End of Month	$463,446,141
Net Asset Value Per Share (11,800,000 Shares)	$39.28

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended February 28, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(26,375)
Unrealized Gain (Loss) on Market Value of Futures	604,913
Dividend Income	1,511
Interest Income	17,328
ETF Transaction Fees	350
Total Income (Loss)	$597,727

Expenses
Management Fees	$5,328
Professional Fees	7,519
Brokerage Commissions	226
Non-interested Directors' Fees and Expenses	99
Prepaid Insurance Expense	64
Total Expenses	13,236
Expense Waiver	(6,677)
Net Expenses	$6,559
Net Income (Loss)	$591,168

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/19	$10,454,838
Additions (50,000 Shares)	921,236
Net Income (Loss)	591,168

Net Asset Value End of Month	$11,967,242
Net Asset Value Per Share (650,000 Shares)	$18.41

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended February 28, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$3,745,789
Unrealized Gain (Loss) on Market Value of Futures	3,634,257
Dividend Income	38,527
Interest Income	831,768
ETF Transaction Fees	1,750
Total Income (Loss)	$8,252,091

Expenses
Management Fees	$291,102
Professional Fees	58,621
Brokerage Commissions	40,015
Non-interested Directors' Fees and Expenses	4,417
Prepaid Insurance Expense	2,605
Total Expenses	396,760
Expense Waiver	(6,677)
Net Expenses	$390,083
Net Income (Loss)	$7,862,008

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/19	$474,435,651
Additions (50,000 Shares)	921,236
Withdrawals (200,000 Shares)	(7,805,512)
Net Income (Loss)	7,862,008

Net Asset Value End of Month	$475,413,383

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596